Exhibit No. 23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-66036) pertaining to the Transocean U.S. Savings Plan of our report dated June 17, 2003, with respect to the financial statements and the supplemental schedule of the Transocean U.S. Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.


                                                  /s/  Ernst & Young LLP


Houston, Texas
June 24, 2003


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